Exhibit 10.1(d)

FIRST AMENDMENT TO LOAN AGREEMENT

THIS FIRST AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into as of this 4th day of April, 2008, effective as of December 30, 2007, between the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Department”), and AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”).

RECITALS

1. The Maryland Economic Development Corporation, a body politic and corporate and public instrumentality of the State of Maryland (“MEDCO”) made a conditional loan to the Borrower in the original principal amount of $1,484,320.00 (the “Loan”) pursuant to the terms of a Loan Agreement dated as of February 9, 2005, between MEDCO and the Borrower (as amended, the “Loan Agreement”).

2. The Loan is evidenced by a deed of trust note dated February 9, 2005, made by the Borrower payable to the order of MEDCO in the original principal amount of $1,484,320.00, as amended by a Note Modification Agreement (the “Note Modification”) dated the same date as this Agreement between the Borrower and the Department (as amended, the “Note”).

3. MEDCO assigned all of its rights in the Note, Loan Agreement, and all other Financing Documents (as defined in the Loan Agreement) to the Department pursuant to an Assignment dated February 9, 2005, attached to the Note, and an Assignment of Loan Documents dated February 9, 2005, from MEDCO to the Department.

4. The Borrower has requested that the Department modify the terms of the Loan Agreement.

5. Pursuant to the Borrower’s request, the Department agrees to amend the terms of the Loan Agreement pursuant to this Amendment.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Department agree as follows:

1. Defined Terms: All capitalized terms used in this Amendment shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

2. Recitals. The Borrower and the Department acknowledge that the above Recitals are true and correct, and agree that the Recitals are incorporated by reference into this Amendment.

3. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

3.1. The definition of “First Tier Calculation Dates” is deleted and in lieu thereof is inserted the following:

“’First Tier Calculation Dates’ means collectively and individually December 31, 2009, and December 31, 2010.”

3.2. The definition of “Forgiveness Date” is deleted and in lieu thereof is inserted the following:

“‘Forgiveness Date’ means December 31, 2016.”

3.3. The definition of “Second Tier Calculation Dates” is deleted and in lieu thereof is inserted the following:

“‘Second Tier Calculation Dates’ means collectively and individually December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015, and December 31, 2016.”

3.4. The dates referred to in the example set forth in Section 6.02(c) of the Loan Agreement are each extended by two years to coincide with the new definitions of First Tier Calculation Dates, Second Tier Calculation Dates, and Forgiveness Date set forth in this Amendment.

3.5. Section 6.05(a) is deleted and in lieu thereof is inserted the following:

“(a) On the dates specified below, the Borrower shall submit an Employee Report to the Lender with information effective as of the dates specified below:

Report Date	Effective Date of Information

January 31, 2006

January 31, 2007

January 31, 2008

January 31, 2009

January 31, 2010

January 31, 2011

January 31, 2012

January 31, 2013

January 31, 2014

January 31, 2015

January 31, 2016

January 31, 2017

December 31, 2005

December 31, 2006

December 31, 2007

December 31, 2008

December 31, 2009

December 31, 2010

December 31, 2011

December 31, 2012

December 31, 2013

December 31, 2014

December 31, 2015

December 31, 2016

4. The Borrower ratifies and confirms all of its liabilities and obligations under the Loan Agreement and the Note and agrees that, except as expressly modified in this Amendment, the Loan Agreement continues in full force and effect as if set forth specifically herein.

5. As used in the Loan Agreement, the term “this Agreement” means the Loan Agreement as modified by this Amendment, and the term “Note” means the Note as modified by the Note Modification, unless the context clearly indicates or dictates a contrary meaning.

6. The Borrower and the Department agree that this Amendment shall not be construed as an agreement to extinguish the original obligations under the Loan Agreement and shall not constitute a novation as to the obligations of the Borrower under the Loan Agreement.

7. This Amendment may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Department. This Amendment shall be construed in accordance with and governed by the laws of the State of Maryland.

8. This Amendment shall inure to the benefit of, be enforceable by and be binding upon the Department and Borrower and their respective permitted successors and assigns.

9. In connection with this Amendment, the Borrower represents and warrants as follows:

(a) There is no default on the part of the Borrower under the Loan Agreement or the other Financing Documents, as amended, and no event has occurred or is continuing which, with notice, or the passage of time, or both, would constitute a default under the Loan Agreement or the other Financing Documents, as amended.

(b) All of the representations and warranties of the Borrower in the Loan Agreement and the other Financing Documents, are true and correct on the date hereof as if the same were made on the date hereof.

(c) The Loan Agreement (as amended by this Amendment), the Note, as amended, and the other Financing Documents, as amended, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

(d) In addition to all other representations and warranties of the Borrower, the Borrower further represents and warrants that: (i) The Borrower currently occupies the Facility as contemplated by the Financing Documents; and (ii) The Project is complete.

(e) If any of the foregoing representations and warranties prove to be false, incorrect or misleading in any material respect, the Department may, in its absolute and sole discretion, declare (i) that an event of default has occurred and exists under the provisions of the Loan Agreement and the Note, and/or (ii) any of the provisions of this Amendment to be void and of no force.

IN WITNESS WHEREOF: the Borrower and the Department have caused this Amendment to be duly executed and delivered under its seal, as of the day and year written in the preamble of this Amendment.

WITNESS:	DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

/s/ CHRISTINE A. ILGES	By:	/s/ DAVID W. EDGERLEY
Name: David W. Edgerley Title: Secretary

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 4th day of April, 2008, before me, a Notary Public of the State of Maryland, in and for the State and City/County aforesaid, personally appeared David W. Edgerley, who acknowledged himself to be the Secretary of Business and Economic Development of the State of Maryland, a principal department of the State of Maryland, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Agreement on behalf of the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT for the purposes therein contained as the duly authorized Secretary of Business and Economic Development of the State of Maryland.

AS WITNESS my hand and Notarial Seal.

/s/ ROBIN G. WHITFIELD
Notary Public

My Commission expires: 03/14/2012

WITNESS:	AMERICAN WOODMARK CORPORATION

/s/ JEFFREY B. REEDY	By:	/s/ JONATHAN WOLK	(SEAL)
Name: Jeffrey B. Reedy	Name: Jonathan Wolk Title: VP and CFO

STATE OF VIRGINIA, CITY/COUNTY OF WINCHESTER, TO WIT:

I HEREBY CERTIFY that on this 26th day of March, 2008, before me, a Notary Public in and for the State of Virginia, personally appeared Jonathan Wolk, who acknowledged himself/herself to be the VP & CFO of American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Amendment on behalf of AMERICAN WOODMARK CORPORATION, for the purposes therein contained as its duly authorized agent.

AS WITNESS my hand and Notarial Seal.

/s/ BRENDA DUPONT
Notary Public

My Commission expires: 12/31/2008

FIRST AMENDMENT TO GRANT AGREEMENT

THIS FIRST AMENDMENT TO GRANT AGREEMENT (this “Amendment”) is entered into as of this 4th day of April, 2008, effective as of December 30, 2007, between the COUNTY COMMISSIONERS OF ALLEGANY COUNTY, a political subdivision of the State of Maryland (the “County”), and AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Recipient”).

RECITALS

1. The County made a conditional grant to the Recipient in the amount of $750,000.00 (the “Regrant”) pursuant to the terms of a Grant Agreement dated as of February 9, 2005, between the County and the Recipient (as amended, the “Regrant Agreement”).

2. The Regrant was made with the proceeds of a grant in the amount of $750,000 from the Department of Business and Economic Development, a principal department of the State of Maryland (the “Department”), to the County pursuant to the terms of a grant agreement dated as of February 9, 2005, between the Department and the County.

3. The Recipient has requested that the County modify the terms of the Regrant Agreement.

4. Pursuant to the Recipient’s request, the County agrees to amend the terms of the Regrant Agreement pursuant to this Amendment.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, County and the Recipient agree as follows:

1. Defined Terms: All capitalized terms used in this Amendment shall have the same meanings as in the Regrant Agreement unless otherwise defined herein.

2. Recitals. The County and the Recipient acknowledge that the above Recitals are true and correct, and agree that the Recitals are incorporated by reference into this Amendment.

3. Amendment of Regrant Agreement. The Regrant Agreement is hereby amended as follows:

3.1. The definition of “First Tier Calculation Dates” is deleted and in lieu thereof is inserted the following:

“‘First Tier Calculation Dates’ means collectively and individually December 31, 2009, and December 31, 2010.”

3.2. The definition of “Forgiveness Date” is deleted and in lieu thereof is inserted the following:

“‘Forgiveness Date’ means December 31, 2016.”

3.3. The definition of “Second Tier Calculation Dates” is deleted and in lieu thereof is inserted the following:

“‘Second Tier Calculation Dates’ means collectively and individually December 31, 2011, December 31, 2012, December 31, 2013, December 31, 2014, December 31, 2015, and December 31, 2016.”

3.4. The dates referred to in the example set forth in Section 6.02(c) of the Regrant Agreement are each extended by two years to coincide with the new definitions of First Tier Calculation Dates, Second Tier Calculation Dates, and Forgiveness Date set forth in this Amendment.

3.5. Section 6.06(a) is deleted and in lieu thereof is inserted the following:

“(a) On the dates specified below, the County and the Department shall submit an Employee Report with information effective as of the dates specified below:

Report Date	Effective Date of Information

January 31, 2006

January 31, 2007

January 31, 2008

January 31, 2009

January 31, 2010

January 31, 2011

January 31, 2012

January 31, 2013

January 31, 2014

January 31, 2015

January 31, 2016

January 31, 2017

December 31, 2005

December 31, 2006

December 31, 2007

December 31, 2008

December 31, 2009

December 31, 2010

December 31, 2011

December 31, 2012

December 31, 2013

December 31, 2014

December 31, 2015

December 31, 2016

4. The Recipient ratifies and confirms all of its liabilities and obligations under the Regrant Agreement and agrees that, except as expressly modified in this Amendment, the Regrant Agreement continues in full force and effect as if set forth specifically herein.

5. As used in the Regrant Agreement, the term “this Agreement” means the Regrant Agreement as modified by this Amendment, unless the context clearly indicates or dictates a contrary meaning.

6. This Amendment may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the County and the Department. This Amendment shall be construed in accordance with and governed by the laws of the State of Maryland.

7. This Amendment shall inure to the benefit of, be enforceable by and be binding upon the County and the Recipient and their respective permitted successors and assigns.

8. In connection with this Amendment, the Recipient represents and warrants as follows:

(a) There is no default on the part of the Recipient under the Regrant Agreement, as amended, and no event has occurred or is continuing which, with notice, or the passage of time, or both, would constitute a default under the Regrant Agreement, as amended.

(b) All of the representations and warranties of the Recipient in the Regrant Agreement are true and correct on the date hereof as if the same were made on the date hereof.

(c) The Regrant Agreement (as amended by this Amendment) constitutes the legal, valid and binding obligation of the Recipient enforceable in accordance with its terms.

(d) In addition to all other representations and warranties of the Recipient, the Recipient further represents and warrants that: (i) The Recipient currently occupies the Facility as contemplated by the Regrant Agreement; and (ii) The Project is complete.

(e) If any of the foregoing representations and warranties prove to be false, incorrect or misleading in any material respect, the County may, in its absolute and sole discretion, declare (i) that an event of default has occurred and exists under the provisions of the Regrant Agreement, and/or (ii) any of the provisions of this Amendment to be void and of no force.

IN WITNESS WHEREOF: the County and the Recipient have caused this Amendment to be duly executed and delivered under its seal, as of the day and year written in the preamble of this Amendment.

WITNESS:	COUNTY COMMISSIONERS OF ALLEGANY COUNTY

/s/ CAROL A. GAFFNEY	By:	/s/ JAMES J. STAKEM	(SEAL)
Name: Carol A. Gaffney	Name: James J. Stakem
Title:

STATE OF MARYLAND, CITY/COUNTY OF ALLEGANY, TO WIT:

I HEREBY CERTIFY that on this 13th day of March, 2008, before me, a Notary Public in and for the State of Maryland, personally appeared James J. Stakem, who acknowledged himself/herself to be the President of the Board of County Commissioners of Allegany County, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Amendment on behalf of the BOARD OF COUNTY COMMISSIONERS OF ALLEGANY COUNTY, for the purposes therein contained as its duly authorized President.

AS WITNESS my hand and Notarial Seal.

/s/ CATHY E. BLAIR
Notary Public

My Commission expires: 11/16/2011

WITNESS:	AMERICAN WOODMARK CORPORATION

/s/ JEFFREY B. REEDY	By:	/s/ JONATHAN WOLK	(SEAL)
Name: Jeffrey B. Reedy	Name: Jonathan Wolk Title: VP and CFO

STATE OF VIRGINIA, CITY/COUNTY OF WINCHESTER, TO WIT:

I HEREBY CERTIFY that on this 26th day of March, 2008, before me, a Notary Public in and for the State of Virginia, personally appeared Jonathan Wolk, who acknowledged himself/herself to be the VP & CFO of American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Amendment on behalf of AMERICAN WOODMARK CORPORATION, for the purposes therein contained as its duly authorized agent.

AS WITNESS my hand and Notarial Seal.

/s/ BRENDA DUPONT
Notary Public

My Commission expires: 12/31/2008

DEED OF TRUST NOTE MODIFICATION AGREEMENT

THIS DEED OF TRUST NOTE MODIFICATION AGREEMENT (this “Note Modification”) is made as of this 4th day of April, 2008, effective as of December 30, 2007, between the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Lender”), and AMERICAN WOODMARK CORPORATION, a Virginia corporation (the “Borrower”).

RECITALS

1. The Maryland Economic Development Corporation, a body politic and corporate and public instrumentality of the State of Maryland (“MEDCO”) made a conditional loan to the Borrower in the original principal amount of $1,484,320.00 (the “Loan”) pursuant to the terms of a Loan Agreement dated as of February 9, 2005, between MEDCO and the Borrower (as amended, the “Loan Agreement”).

2. The Loan is evidenced by a deed of trust note dated February 9, 2005, made by the Borrower payable to the order of MEDCO in the original principal amount of $1,484,320.00 (the “Note”).

3. MEDCO assigned all of its rights in the Note, Loan Agreement, and all other Financing Documents (as defined in the Loan Agreement) to the Department pursuant to an Assignment dated February 9, 2005, attached to the Note, and an Assignment of Loan Documents dated February 9, 2005, from MEDCO to the Department.

4. The Borrower has requested that the Lender modify the terms of Note and the Loan Agreement.

5. Pursuant to the Borrower’s request, the Lender agrees to amend the terms of the Note pursuant to this Note Modification.

NOW, THEREFORE, in consideration of the promises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lender hereby agree as follows:

1. The Borrower and the Lender acknowledge that the above Recitals to this Note Modification are true and correct, and agree that the same are incorporated by reference into the body of this Note Modification.

2. Unless otherwise specifically defined herein, all terms defined by the provisions of the Loan Agreement shall have the same meanings ascribed to such terms by the provisions of the Loan Agreement when used herein.

3. The Note is hereby amended by deleting Section 3 of the Note and substituting the following in its place:

“3. Repayment.

(a) Deferral. Interest shall accrue on the principal balance of the Loan from the date of this Note. Except for amounts of this Loan that are required to be repaid under the succeeding provisions of this Note, the Borrower’s payment of principal and accrued interest shall be deferred.

(b) December 31, 2009. If as of December 31, 2009, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(c) December 31, 2010. If as of December 31, 2010, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(d) December 31, 2011. If as of December 31, 2011, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(e) December 31, 2012. If as of December 31, 2012, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(f) December 31, 2013. If as of December 31, 2013, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(g) December 31, 2014. If as of December 31, 2014, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(h) December 31, 2015. If as of December 31, 2015, the Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(i) December 31, 2016. If as of December 31, 2016:

(i) The Borrower is required to repay any portion of the Loan under Article VI of the Loan Agreement, the Borrower shall make the required repayment of principal, together with accrued interest on that amount from the date of disbursement of the Loan proceeds through the date of repayment, within 30 days after the Borrower receives written demand for payment from the Lender.

(ii) There remains any outstanding principal balance of the Loan, after determining whether any repayment is required under subsection (i)(i) above, the Department will forgive the outstanding principal balance of the Loan which is not subject to repayment as provided in Section 6.03 of the Loan Agreement.

(j) This Note may be subject to multiple maturity dates. The date on which any payment of principal under this Note is due under the terms above shall be a “Maturity Date”. On a Maturity Date, the Borrower shall pay any remaining principal balance that is subject to repayment, related accrued and unpaid interest and any other amounts outstanding under the Financing Documents (as defined in the Loan Agreement) that are related to the portion of principal which is due.

(k) The Lender shall have no obligation to defer any amounts due under this Note or to forgive any amounts if the Borrower is in Default under the terms of this Note or any of the other Financing Documents.”

4. As used in the Note and this Agreement, the term “this Note” means the Note as amended by this Note Modification, and the term “Loan Agreement” means the Loan Agreement as modified by First Amendment to Loan Agreement dated the same date as this Note Modification, between the Lender and the Borrower (the “Amendment”), unless the context clearly indicates or dictates a contrary meaning.

5. The Borrower will execute any confirmatory instruments with respect to the Note as the Lender may require, including any amendments to the Loan Agreement.

6. The Borrower ratifies and confirms all of its liabilities and obligations under the Note and agrees that, except as expressly modified in this Note Modification, the Note continues in full force and effect as if set forth specifically herein. The Borrower and the Lender agree that this Note Modification shall not be construed as an agreement to extinguish the original obligations under the Note and shall not constitute a novation as to the obligations of the Borrower under the Note.

7. This Note Modification may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Lender. This Note Modification shall be construed in accordance with and governed by the laws of the State of Maryland.

8. If any of the representations and warranties specified in the Amendment prove to be false, incorrect or misleading in any material respect, the Lender may, in its absolute and sole discretion, declare (i) that event of default has occurred and exists under the provisions of this Note Modification and under the Loan Agreement, and/or (ii) any of the provisions of this Note Modification to be void and of no force.

IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be signed, sealed and delivered as of the date first above written.

WITNESS:	DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT

/s/ CHRISTINE A. ILGES	By:	/s/ DAVID W. EDGERLEY
Name: David W. Edgerley Title: Secretary

STATE OF MARYLAND, COUNTY OF BALTIMORE, TO WIT:

I HEREBY CERTIFY that on this 4th day of April, 2008, before me, a Notary Public of the State of Maryland, in and for the State and City/County aforesaid, personally appeared David W. Edgerley, who acknowledged himself to be the Secretary of Business and Economic Development of the State of Maryland, a principal department of the State of Maryland, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Note Modification on behalf of the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT for the purposes therein contained as the duly authorized Secretary of Business and Economic Development of the State of Maryland.

AS WITNESS my hand and Notarial Seal.

/s/ ROBIN G. WHITFIELD
Notary Public

My Commission expires: 03/14/2012

WITNESS:	AMERICAN WOODMARK CORPORATION

/s/ JEFFREY B. REEDY	By:	/s/ JONATHAN WOLK	(SEAL)
Name: Jeffrey B. Reedy	Name: Jonathan Wolk Title: VP and CFO

STATE OF VIRGINIA, CITY/COUNTY OF WINCHESTER, TO WIT:

I HEREBY CERTIFY that on this 26th day of March, 2008, before me, a Notary Public in and for the State of Virginia, personally appeared Jonathan Wolk, who acknowledged himself/herself to be the VP & CFO of American Woodmark Corporation, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Note Modification on behalf of AMERICAN WOODMARK CORPORATION, for the purposes therein contained as its duly authorized agent.

AS WITNESS my hand and Notarial Seal.

/s/ BRENDA DUPONT
Notary Public

My Commission expires: 12/31/2008